UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 23, 2014

Rockville Financial, Inc.

(Exact name of registrant as specified in its charter)

Connecticut	001-35028	27-3577029
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Park Street, Rockville, CT	06066
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 291-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On January 23, 2014, Rockville Financial, Inc. (the “Company”), the parent company of Rockville Bank (the “Bank”), announced that the Bank has opened new loan production offices (LPOs) in eastern Massachusetts and Fairfield County, Connecticut, significantly expanding its footprint beyond its traditional geography into new robust markets in both states.

Rockville Bank’s new LPOs are located at 114A State Road in Sagamore Beach, Massachusetts and 1720 Post Road in Fairfield, Connecticut. The Company has received regulatory approval.

The Company issued a press release regarding the matters described above. The complete text of this press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

Exhibit 99.1	Press Release dated January 23, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2014	ROCKVILLE FINANCIAL, INC.
Registrant

	By:	/s/ Eric R. Newell
Eric R. Newell
Executive Vice President/
Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release dated January 23, 2014.